AMENDMENT NO. 3

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy        Iridium & Space Exploration Technologies Corp. Proprietary Information

PREAMBLE

This Amendment No. 3 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 9th day of May, 2013, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to certain changes to the Contract; and

WHEREAS, the Parties now desire to amend Articles 2 and 11 of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:     Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2:     Section 2.1.2 of the Contract is hereby modified by (i) deleting the words “[***]” months after EDC” immediately following the text “no later than” in the second sentence and (ii) inserting the words “[***]” in place thereof.

Article 3:      The following Section 2.6 is added.

“Contractor agrees that it will have no need for the “[***]” after “[***]”.”

Article 4:      Section 11.1.1(C) is hereby modified by (i) deleting the text “No later than “[***]” …” and replacing them with the text “No later than “[***]” …”.

Article 5:      This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy        Iridium & Space Exploration Technologies Corp. Proprietary Information

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Article 6:     All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.

Signature:	/s/ S. Scott Smith	Signature:	/s/ Gwynne Shotwell

Name:	S. Scott Smith	Name:	Gwynne Shotwell

Title:	Executive Vice President, Satellite Development & Operations	Title:	President

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy              Iridium & Space Exploration Technologies Corp. Proprietary Information

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